                                                                   EXHIBIT 10.24

                              TRADEMARK ASSIGNMENT

     FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, SPARTA, INC., a Delaware corporation (referred to herein as "Assignor"), hereby transfers and assigns to SIGNALSCAPE, INC., a Delaware corporation, all right, title and interest of Assignor in and to the trademarks listed below and other intellectual property rights of any kind embodied in the below-listed trademarks, and any and all marketing and other materials of any kind, including any and all adaptations and versions thereof, referring or pertaining to any and all products marketed by Assignor under the names listed below, together with all of the goodwill associated with the business of Assignor relating to the foregoing trademarks, and together with any and all rights and claims deriving from the foregoing.

MARK                                      APPLICATION NO.       DATE FILED
- ---------------------------               ---------------       ----------------
1.  Signalscape                           75/465490             June 7, 1999
2.  The new view of signal processing     75/594129             February 7, 2000

     IN WITNESS WHEREOF, the Assignor has executed this Assignment under seal this 23rd day of May, 2000.

                                        ASSIGNOR
                                        SPARTA, INC.


                                        /s/ JERRY R. FABIAN
                                        ----------------------------------------

                                        Name: JERRY R. FABIAN
                                              ----------------------------------

                                        Title: VICE PRESIDENT
                                               DIRECTOR, BUSINESS ADMINISTRATION
                                               ---------------------------------

STATE OF California
         ------------

COUNTY OF Orange
          -----------

     I, Mary E. Reynolds, Notary Public, hereby certify that on this 23rd day of May, 2000 personally appeared before me Jerry R. Fabian, who, being by me first duly sworn, declared that he (she) signed the foregoing instrument voluntarily and that the same constitutes his (her) own free act and will.

                                        /s/ MARY E. REYNOLDS
                                        ----------------------------------------
                                        Notary Public

My Commission Expires:

      2-26-2003
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